                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant      [X]

Filed by a Party other than the Registrant        [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           CORNICHE GROUP INCORPORATED
 ...............................................................................
                (Name of Registrant as Specified in Its Charter)

 ...............................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

            ....................................................................

        (2) Aggregate number of securities to which transaction applies:

            ....................................................................

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            ....................................................................

        (4)    Proposed maximum aggregate value of transaction:
                                                               .................
        (5)    Total fee paid:
                              ..................................................

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule on the date of its filing.

        (1)    Amount Previously Paid:  ........................................
        (2)    Form, Schedule or Registration Statement No.:  ..................
        (3)    Filing Party:  ..................................................
        (4)    Date Filed:  ....................................................

                           CORNICHE GROUP INCORPORATED
                    610 SOUTH INDUSTRIAL BOULEVARD, SUITE 220
                               EULESS, TEXAS 76040
                                 (817) 283-4250

August 9, 1999


To Our Stockholders:

        You are cordially invited to attend the Annual Meeting of Stockholders of Corniche Group Incorporated. The meeting will be held at 10:00 a.m., on Tuesday, September 14, 1999, at the Texas Star Golf Course and Convention Center, which is located at 1400 Texas Star Parkway in Euless, Texas. The Board of Directors and management look forward to seeing those of you able to attend in person.

               o You will find enclosed a Notice of Annual Meeting that identifies the nominees for election to Corniche's Board of Directors.

               o At the Annual Meeting, management will present a report on Corniche's 1998 business results and other matters of current interest to you.

               o      You will find enclosed Corniche's 1998 Annual Report.

        Information about the business of the Annual Meeting is set forth in the accompanying Proxy Statement, which you are urged to read carefully. Your vote is very important. The Board of Directors appreciates and encourages stockholder participation in Corniche's affairs. Whether or not you can attend the Annual Meeting, please read the Proxy Statement carefully. Then please sign, date and return the enclosed proxy card promptly in the envelope provided, so that your shares will be represented at the Annual Meeting.

        On behalf of the Board of Directors, thank you for your consideration and continued support.



                                     Sincerely,

                                     /s/ ROBERT H. HUTCHINS

                                     Robert H. Hutchins
                                     President and Principal Financial Officer

                           CORNICHE GROUP INCORPORATED
                    610 SOUTH INDUSTRIAL BOULEVARD, SUITE 220
                               EULESS, TEXAS 76040
                                 (817) 283-4250

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON TUESDAY, SEPTEMBER 14, 1999

To Our Stockholders:

         The Annual Meeting of Stockholders of Corniche Group Incorporated, a Delaware corporation, will be held on Tuesday, September 14, 1999, at 10:00 a.m., at the Texas Star Golf Course and Convention Center, which is located at 1400 Texas Star Parkway in Euless, Texas, for the following purposes:

          o To elect five members of the Board of Directors, whose terms are described in the proxy statement; and

          o To transact any other business that properly comes before the Annual Meeting or any adjournment of the Annual Meeting.

         Record holders of Corniche's common stock and Series B preferred stock at the close of business on July 30, 1999, are entitled to notice of and to vote at the Annual Meeting or any adjournment of the Annual Meeting.

                               Sincerely,

                               /s/ ROBERT BENOIT

                               Robert Benoit
                               Executive Vice President, Chief Operating Officer and Secretary

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. RETURNING YOUR PROXY CARD PROMPTLY WILL HELP INSURE A QUORUM AT THE ANNUAL MEETING AND SAVE CORNICHE THE EXPENSE OF FURTHER PROXY SOLICITATION.

August 9, 1999

                           CORNICHE GROUP INCORPORATED
                    610 SOUTH INDUSTRIAL BOULEVARD, SUITE 220
                               EULESS, TEXAS 76040
                                 (817) 283-4250


                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON TUESDAY, SEPTEMBER 14, 1999


                    SOLICITATION AND REVOCABILITY OF PROXIES

         The Board of Directors of Corniche Group Incorporated is soliciting your proxy for use at our 1999 Annual Meeting of Stockholders. The Annual Meeting will be held on Tuesday, September 14, 1999, at 10:00 a.m., at the Texas Star Golf Course and Convention Center, which is located at 1400 Texas Star Parkway in Euless, Texas. This proxy statement and the accompanying proxy card are being sent to you on or about August 9, 1999.

         We will pay the cost of soliciting proxies. We may use our officers and employees to solicit proxies in person or by telephone, facsimile or similar means (any officers or employees soliciting proxies will not receive any extra compensation for their efforts). We may also reimburse brokers or other persons holding Corniche stock in their names or in the names of their nominees for their charges and expenses in forwarding proxy materials to the beneficial owners of the stock.

         Shares represented by a proxy card in the form provided to you with this proxy statement will be voted at the Annual Meeting as you direct on the proxy card. To be valid and counted at the Annual Meeting, you must properly sign, date and return the proxy card to us. IF YOU SIGN AND RETURN THE PROXY CARD BUT DO NOT PROVIDE ANY DIRECTION AS TO HOW TO VOTE YOUR SHARES, THEN YOUR SHARES WILL BE VOTED FOR THE ELECTION OF THE FIVE NOMINEES FOR DIRECTOR NAMED IN THE PROXY CARD.

         The Board of Directors is not aware of any other business to be conducted at the Annual Meeting. In case any other matters do properly come before the Annual Meeting, the persons named in the proxy card intend to vote on the other matters in accordance with their best judgment.

         You may revoke your proxy at any time before it has been voted at the Annual Meeting in three ways: (1) by giving written notice of your revocation to Corniche's Secretary, (2) by filing a proxy having a later date or (3) by voting in person at the Annual Meeting.

VOTING SECURITIES

         On July 30, 1999, the record date for determining the stockholders who are entitled to notice of and to vote at the Annual Meeting, 7,030,313 shares of Corniche's common stock were outstanding and 825,000 shares of its Series B preferred stock were outstanding. Each share of common stock is entitled to one vote. Each share of Series B preferred stock is entitled to ten votes. Only the record holders of common stock and Series B preferred stock at the close of business on July 30, 1999, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. Unless the context otherwise requires, all references to "stockholders" in this proxy statement refer to holders of common stock and Series B preferred stock.

QUORUM AND VOTING PROCEDURES

         A majority of the shares of Corniche's common stock and Series B preferred stock entitled to vote must be present in person at the Annual Meeting or represented by proxy at the Annual Meeting in order for there to be a quorum at the Annual Meeting. For purposes of the quorum and the determination of the amount of votes necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who abstain from voting, including brokers holding customers' shares of record who cause abstentions to be recorded at the Annual Meeting, are considered stockholders who are present and entitled to vote and they count toward the presence of a quorum.

         Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. "Broker non-votes" means shares held by a broker who has not received instructions from its customers on such matters and for which the broker has no discretionary power to vote.

VOTE REQUIRED FOR APPROVAL

         The affirmative vote of the holders of a plurality of the voting power of the shares of common stock and Series B preferred stock, voting together as a single class, present or represented by proxy and entitled to vote at the Annual Meeting at which a quorum is present is required to elect each of the five directors nominated for reelection to Corniche's Board of Directors (Proposal
One). Votes may be cast in favor of or withheld with respect to each nominee. Abstentions and broker non-votes will not be counted and will not affect the outcome of the election of directors.

         All other matters properly brought before the Annual Meeting will be decided by a majority of the votes cast on the matter.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

GENERAL

         Five directors will be elected at the Annual Meeting. Directors are elected by plurality vote. If any nominee becomes unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board of Directors. Directors are elected to serve until the next Annual Meeting of stockholders and until their successors are elected and qualified.

NOMINEES FOR DIRECTORS

         The five nominees for election of the Board of Directors are named below. Each nominee has consented to serve as a director, if elected. The table below contains information regarding the nominees. Each of the five nominees is presently a director of Corniche, was elected as a director at the 1998 Annual Meeting, and has served continuously as a director since the date of his first election to the Board of Directors.

NOMINEE                            AGE                    CURRENT POSITION
-------                            ---                    ----------------
Joel San Antonio                    46     Acting Chairman of the Board

Robert H. Hutchins                  71     Director, President and Principal Financial Officer

Glenn Aber                          50     Director, Treasurer

Ronald Glime                        54     Director

James Fyfe                          44     Director

         Set forth below is a description of the background of each of the nominees for director.

         Joel San Antonio has served as Acting Chairman of the Board of Directors since February 1999, and as Chairman of the Board of Directors from May 1998 through January 1999. Mr. San Antonio founded Warrantech Corporation in 1983. Warrantech is a business services company with a core business in the administration of warranties and extended warranties. He was a director, Chief Executive Officer and President of Warrantech from its inception in 1983 through February 1988. Since February 1988, Mr. San Antonio has been the Chief Executive Officer and Chairman of the Board of Directors of Warrantech. On February 2, 1998, Mr. San Antonio resumed responsibilities as President of Warrantech. Since October 27, 1989, he has also been Chairman and Chief Executive Officer of Warrantech's principal operating subsidiaries.

         Robert H. Hutchins has served as a director and the President and Principal Financial Officer of Corniche since May 1998. Mr. Hutchins began his insurance career with the Great American Indemnity Insurance Co. in 1951. He joined the American Casualty Insurance Co. in 1958. American Casualty Insurance Co. was bought by Continental Casualty Insurance Co. in 1964, and is now known as CNA Insurance. At CNA he served as Branch Manager, Regional Vice President, Vice President of Field Operations and ultimately Senior Vice President of the Liability, Property and Surety Division. Since 1975, he has served in executive positions with INA, Gulf Insurance and American Hardware Mutual Insurance Co. He was a consultant to the Warranty Division of AIG for 18 months and was employed by Warrantech Automotive, Inc., a subsidiary of Warrantech, as National Claims Manager, from May 1, 1995 through May 15, 1998.

         Glenn Aber has served as a director of Corniche since May 1998, as Secretary of Corniche from January 1999 to June 1999, and as Treasurer of Corniche since June 1999. Mr. Aber was President of his own company, GFA Industries, Inc., a corporation engaged in the design, merchandising and sale of imported fabrics to manufacturers of children's, ladies' and men's clothing, until July 1997, when GFA ceased operations. Since July 1997, Mr. Aber has been managing his personal investment portfolio. Mr. Aber is Mr. San Antonio's brother-in-law. In November 1997, after GFA ceased operations, certain creditors of GFA, whose claims against GFA were disputed, filed an involuntary bankruptcy petition in federal bankruptcy court against GFA. In March 1998, such creditors consented to an order dismissing the petition pursuant to an agreement they reached with GFA, for settlement amounts that were less than those initially claimed.

         Ronald Glime has served as a director of Corniche since May 1998. Mr. Glime has been the President of Warrantech's U.S. and Canadian operations since March 1999. From October 1992 to March 1999, Mr. Glime was President of Warrantech Automotive.

         James Fyfe has served as a director of Corniche since May 1995. From May 1995 until May 1998, Mr. Fyfe served as Vice President and Chief Operating Officer of Corniche. From January 1991 to May 1995, he was an independent business consultant. During the period from May 1995 through February 1996, he was an employee of Corniche's UK holding company, Corniche Distribution Ltd. In March 1996, he resumed his activities as an independent business consultant. From May 1996 through August 1997, he was an outside director of Medical Laser Technologies, Inc. In February 1996, Corniche Distribution Ltd. was placed into receivership in the UK. Corniche holds a promissory note from a company affiliated with Medical Laser Technologies, Inc. with an unpaid principal balance of $75,000. Corniche also holds an option that may be exercised to purchase voting shares of Medical Laser Technologies, Inc. Pursuant to the terms of the Stock Purchase Agreement relating to the issuance of the Series B preferred stock, the initial purchasers of the Series B preferred stock are required to nominate Mr. Fyfe or his nominee to serve as director through June 30, 2000, the date when the right to redeem the Series B preferred stock will expire.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.


                       MEETINGS OF THE BOARD OF DIRECTORS

         There was one regularly scheduled meeting of Corniche's Board of Directors during the nine-month period ended December 31, 1998. ALL DIRECTORS ATTENDED THE MEETING. THE BOARD OF DIRECTORS DOES NOT HAVE SEPARATE COMMITTEES OF DIRECTORS.


                              DIRECTOR COMPENSATION

         Each director who is not an officer or employee of Corniche is entitled to receive compensation of $2,500 per calendar quarter plus 500 shares of common stock per calendar quarter of board service, in addition to reimbursement of travel expenses. Outside directors are entitled to be compensated for committee service at $500 per calendar quarter plus 125 shares of common stock per calendar quarter. Such directors may be compensated for special assignments from time to time. No compensation for special assignments was paid in fiscal 1997 or 1998 during the nine months ended December 31, 1998. No directors' fees are payable to Corniche employees who serve as directors. Corniche deferred the payment of directors' fees for service during the nine months ended December 31, 1998.

         All directors are entitled to receive options to purchase 1,500 shares of common stock each May under Corniche's 1992 Stock Option Plan for Directors. Corniche deferred the grant of such options that otherwise would have been granted in May 1998.


                                 OTHER BUSINESS

         The Board of Directors does not know of any business to be presented for consideration at the Annual Meeting or any adjournment thereof other than the election of directors. It is intended, however, that the persons authorized under the Board of Directors' proxies may, in the absence of instructions to the contrary, vote or act in accordance with their judgment with respect to any other matter properly presented for action at the Annual Meeting or any adjournment thereof. The affirmative vote of the holders of a majority of the voting power of the shares of common stock and Series B preferred stock, voting together as a single class, present in person or represented by proxy at the Annual Meeting at which a quorum is present and entitled to vote would be required with respect to any such matter brought to a stockholder vote.


                               EXECUTIVE OFFICERS

         Corniche's executive officers are:

         o        Mr. Robert H. Hutchins, President and Principal Financial
                  Officer;

         o Mr. Robert Benoit, Executive Vice President, Chief Operating Officer and Secretary; and

         o        Mr. Glenn Aber, Treasurer.

         Robert Benoit, 41, has served as the Executive Vice President and Chief Operating Officer of Corniche since February 1999 and as Secretary of Corniche since June 1999. From May 1996 to February 1999, Mr. Benoit was a business analyst at Warrantech Automotive, where he served as project leader for Internet applications. From October 1995 to May 1996, Mr. Benoit served as the corporate accounting manager responsible for the non-bank subsidiaries of Shawmut Bank, National Association. From September 1985 to October 1995, Mr. Benoit was the accounting unit manager in Allstate Insurance's property and casualty division's regional office in Farmington, Massachusetts.

         For the business backgrounds of Messrs. Hutchins and Aber, who are both directors of Corniche, see "Proposal One: Election of Directors."


                       COMPENSATION OF EXECUTIVE OFFICERS

         In February 1999, Corniche changed its fiscal year end from March 31 to December 31. Consequently, the executive compensation information presented below relates to the period from April 1, 1999 through December 31, 1999. Mr. Hutchins, Corniche's President and Principal Financial Officer, was Corniche's only executive officer as of December 31, 1998 who received compensation from Corniche during the nine months ended December 31, 1998. Mr. Hutchins was not an employee of Corniche during any prior fiscal year. The table below sets forth information concerning the compensation of Mr. Hutchins for services in all capacities to Corniche for the nine months ended December 31, 1998.

                           SUMMARY COMPENSATION TABLE


                                                                           COMPENSATION FROM MAY 18, 1998
                                                                                TO DECEMBER 31, 1998
                                                                         ----------------------------------
NAME AND PRINCIPAL POSITIONS                                             SALARY                      OTHER
----------------------------                                             ------                      -----
Robert H. Hutchins                                                       $49,038                    $3,200(1)
     President and Principal Financial Officer


-------------
(1)  Represents an automobile allowance.

                        REPORT ON EXECUTIVE COMPENSATION

         Corniche's Board of Directors does not have a compensation committee. Compensation decisions with respect to Mr. Hutchins, Corniche's only executive officer during the nine months ended December 31, 1998, were made by Mr. San Antonio, the Acting Chairman of the Board, in consultation with Mr. Glime. Mr. Hutchins' compensation, which consisted solely of his salary and car allowance, was determined through negotiations between Mr. Hutchins and Mr. San Antonio. Mr. Hutchins' salary level for the nine-month period ended December 31, 1998, was based primarily upon Mr. Hutchins' salary at his prior position and Corniche's financial position.

                                           Joel San Antonio
                                           Ronald Glime



                              CERTAIN TRANSACTIONS

ISSUANCE OF SERIES B PREFERRED STOCK

         Pursuant to a Stock Purchase Agreement entered into by Corniche on May 18, 1998, Mr. San Antonio purchased 710,000 shares of Corniche's newly created Series B preferred stock for $71,000, Mr. Ronald Glime purchased 25,000 shares of Series B preferred stock for $2,500, Mr. Robert H. Hutchins purchased 15,000 shares of Series B preferred stock for $1,500 and Mr. Glenn Aber purchased 15,000 shares of Series B preferred stock for $1,500. In connection with the Stock Purchase Agreement, 10,000 shares of Series B preferred stock were issued to Mr. James Fyfe for his work in bringing the Stock Purchase Agreement to fruition. See "Security Ownership of Management -- Potential Change in Control."

         The Series B preferred stock has ten votes per share and votes as a class with the common stock on all matters submitted to a vote of Corniche's stockholders. Each share of Series B preferred stock is convertible into ten shares of common stock and is entitled to ten times any dividends paid on the common stock.

         Mr. San Antonio has control of Corniche as the holder of 685,000 shares of Series B preferred stock. Accordingly, Mr. San Antonio, who holds approximately 45% of Corniche's voting power, by himself almost has sufficient voting power to elect all of the members of the Board of Directors.

         Pursuant to the Stock Purchase Agreement, Corniche paid approximately $50,000 in expenses, primarily legal expenses, incurred by Messrs. San Antonio, Glime, Hutchins and Aber in connection with the Stock Purchase Agreement.

PURCHASE OF STAMFORD INSURANCE COMPANY, LTD. FROM WARRANTECH CORPORATION

         In September 1998, Corniche purchased all of the capital stock of Stamford Insurance Company, Ltd., an insurance company chartered under the laws of the Cayman Islands, from Warrantech Corporation for $37,000 in cash. Joel San Antonio, Acting Chairman of the Board of Directors and Corniche's principal stockholder, is a significant stockholder and the Chief Executive Officer, President and Chairman of the Board of Directors of Warrantech.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Weinick Sanders Leventhal & Co., LLP has been appointed by Corniche's Board of Directors to audit Corniche's financial statements for the year ended December 31, 1999. Representatives of Weinick Sanders Leventhal & Co., LLP are expected to be present at the annual meeting to respond to appropriate questions from the stockholders and will be given the opportunity to make a statement should they desire to do so.


                             CHANGES IN ACCOUNTANTS

         On July 20, 1995, Corniche appointed Mahoney Cohen & Company, PC as Corniche's independent auditors responsible for the audit of Corniche's financial statements. This action was recommended by Corniche's Audit Committee and approved by its Board of Directors. Corniche did not consult Mahoney Cohen regarding any accounting or financial reporting issues before Corniche retained that firm.

         In connection with its audit of Corniche's financial statements for the fiscal year ended March 25, 1995, and in the subsequent interim period through on or about April 17, 1997 when the relationship was formally terminated and it resigned as Corniche's independent auditors, there were no disagreements between Mahoney Cohen and Corniche on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Mahoney Cohen, would have caused Mahoney Cohen to make reference to such matters in their report on Corniche's financial statements for the fiscal year ended March 25, 1995. Mahoney Cohen's report expressed an unqualified opinion on those financial statements based upon their audit but included a paragraph noting a "substantial doubt about the Corporation's ability to continue as a going concern" based upon the several matters summarized in such report.

         In February 1997, Corniche appointed Simontacchi & Co, LLP as Corniche's independent auditors responsible for the audit of Corniche's financial statements. Corniche's Board of Directors approved the appointment. Corniche did not consult Simontacchi regarding any accounting or financial reporting issues before Corniche retained that firm. Simontacchi audited Corniche's financial statements for the fiscal years ended March 31, 1996, 1997 and 1998. Simontacchi's report on Corniche's financial statements for the fiscal years ended March 31, 1996, 1997 and 1998 expressed an unqualified opinion on those financial statements based upon their audits.

         On August 12, 1998, Corniche and Simontacchi terminated their client-auditor relationship. The reports of Simontacchi on the financial statements of Corniche for the prior two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Board of Directors participated in and approved the decision to change the independent accountants. In connection with its audits for the prior two fiscal years and through August 12, 1998, there were no disagreements with Simontacchi on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Simontacchi, would have caused Simontacchi to make reference thereto in its report on the financial statements for such years.

         Corniche engaged Weinick Sanders Leventhal & Co., LLP as its new independent accountants as of August 12, 1998. Corniche's Board of Directors approved the appointment.

Corniche did not consult with Weinick Sanders Leventhal regarding accounting or financial reporting issues before that firm was retained.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information, as of July 1, 1999, concerning the beneficial ownership of (i) Corniche's common stock, (ii) Corniche's Series B preferred stock and (iii) Corniche's voting power by (A) each of Corniche's directors, (B) each of Corniche's executive officers, and (C) all of Corniche's directors and executive officers, as a group. To Corniche's knowledge, no other person beneficially owns more than five percent (5%) of the outstanding shares of common stock or Series B preferred stock. For the purposes of reporting beneficial ownership, a person is considered the beneficial owner of the shares over which the person holds or shares voting or investment power, including the power to direct the disposition of the shares, or over which the person can acquire such power within 60 days. However, the information shown below for Corniche's common stock does not reflect the number of shares of common stock issuable upon conversion of the shares of Series B preferred stock that are included in the table below. Except as otherwise noted, each person listed has sole investment and voting power with respect to the shares of capital stock listed by the person's name.




                                       AMOUNT OF                 AMOUNT OF SERIES B
                                      COMMON STOCK                PREFERRED STOCK                 PERCENTAGE OF
                                   BENEFICIALLY OWNED            BENEFICIALLY OWNED              COMPANY'S TOTAL
                               ------------------------        -----------------------             VOTING POWER
NAME (1)                        NUMBER         PERCENT             NUMBER     PERCENT           BENEFICIALLY OWNED
--------                        ------         -------             -------    -------          -------------------
Joel San Antonio.............        0            0%               685,000     83.0%                  44.8%
Robert H. Hutchins...........        0            0%                15,000      1.8%                    *
Glenn Aber...................        0            0%                15,000      1.8%                    *
Ronald Glime.................   50,000             *                50,000      6.1%                   3.6%
James Fyfe...................    3,000 (2)         *                10,000      1.2%                    *
Robert Benoit................    5,000             *                     0        0%                    *
All directors and
   executive officers as
   a group (6 persons).......   58,000             *               775,000     93.9%                  51.1%


------------
*Less than 1%.

(1) All addresses are c/o Corniche Group Incorporated, 610 South Industrial Boulevard, Euless, Texas 76040.

(2)      Represents currently exercisable options to purchase common stock.

POTENTIAL CHANGE IN CONTROL

         At the 1998 Annual Meeting of Stockholders on May 18, 1998, Corniche's stockholders approved the terms of a Stock Purchase Agreement among Corniche, Messrs. San Antonio, Hutchins, Glime and Aber. See "Certain Transactions -- Issuance of Series B Preferred Stock." Pursuant to the terms of the Stock Purchase Agreement relating to the sale of the Series B preferred stock and the Certificate of Designation for the Series B preferred stock, from March 31, 2000 to June 30, 2000, Corniche has the right to repurchase or redeem the Series B preferred stock from its holders for a total consideration of $0.10 per share ($76,500 in the aggregate) unless, during the period from May 18, 1998 through March 31, 2000:

         o Corniche's common stock maintains a minimum closing bid price of not less than $2 per share on a public market during a period of any ten consecutive trading days, and either

         o Corniche raises a minimum of $2,500,000 of new equity capital through a placement of common stock, or

         o Corniche has net revenues of at least $1,000,000 in any fiscal quarter through the fiscal quarter ending March 31, 2000.

         The condition regarding the minimum closing bid price for the common stock has been met. Corniche expects that the condition relating to obtaining new equity capital will be met prior to March 31, 2000. However, if Corniche is not able to met the new equity capital condition, or the condition relating to net revenues, Corniche will have the right to repurchase the Series B preferred stock. If Corniche exercises such right, the repurchase will result in a change in control of Corniche from the holders of the Series B preferred stock to the holders of Corniche's common stock.


              SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires Corniche's directors and officers, and persons who own more than 10% of a registered class of Corniche's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These persons are required by the Securities and Exchange Commission to furnish Corniche with copies of all Section 16(a) reports that they file. To Corniche's knowledge, based solely on its review of copies of these reports with respect to the fiscal year ended December 31, 1998, Corniche believes that all filing requirements for the fiscal year ended December 31, 1998 have been complied with.


                              STOCKHOLDER PROPOSALS

         The 2000 Annual Meeting of Corniche's Stockholders is expected to take place on June 6, 2000. Any stockholder who intends to present a proposal at the 2000 Annual Meeting of Stockholders, and who wishes to have a proposal included in Corniche's proxy statement for that meeting, must deliver the proposal to Corniche's Secretary at Corniche's offices in Euless, Texas, a reasonable time before Corniche begins to prepare and mail its proxy materials for the 2000 Annual Meeting. Corniche expects that it will begin preparing the proxy materials in February 2000. All proposals must meet the requirements set forth in the Securities and Exchange Commission rules and regulations to be eligible for inclusion in the proxy statement for the 2000 Annual Meeting.


                           ANNUAL REPORT AND FORM 10-K

         Corniche's Annual Report for its fiscal year ended December 31, 1998 accompanies this proxy statement.

         A COPY OF CORNICHE'S TRANSITIONAL REPORT ON FORM 10-K FOR THE NINE-MONTH PERIOD ENDED DECEMBER 31, 1998, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, BUT NOT INCLUDING

EXHIBITS, WILL BE FURNISHED AT NO CHARGE TO EACH PERSON TO WHOM A PROXY STATEMENT IS DELIVERED UPON THE WRITTEN REQUEST OF SUCH PERSON ADDRESSED TO CORNICHE GROUP INCORPORATED, ATTN: SECRETARY, 610 SOUTH INDUSTRIAL BOULEVARD, SUITE 220, EULESS, TEXAS 76040.


                                     By Order of the Board of Directors,


                                     /s/ ROBERT H. HUTCHINS

                                     Robert H. Hutchins
                                     President and Principal Financial Officer

August 9, 1999

                           CORNICHE GROUP INCORPORATED

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Robert Benoit and Carolyn Brown, and each of them, as proxies for the undersigned, with full power of substitution, to act and to vote all the shares of common stock and Series B preferred stock of Corniche Group Incorporated held of record by the undersigned on July 30, 1999, at the Annual Meeting of Stockholders to be held on Tuesday, September 14, 1999, at 10:00 a.m. in Euless, Texas, or any adjournment thereof, and especially to vote as directed below on the items of business specified below, as more fully described in the notice of the Annual Meeting dated August 9, 1999 and the proxy statement accompanying the notice.

      IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

1.  ELECTION OF DIRECTORS

    FOR all nominees listed below                       WITHHOLD AUTHORITY

    (except as marked to the contrary below)  [ ]


    to vote for all nominees listed below     [ ]

       JOEL SAN ANTONIO           ROBERT H. HUTCHINS             GLENN ABER

                     RONALD GLIME                    JAMES FYFE

           (To withhold authority to vote for any individual nominee,

             write the nominee's name in the space provided below.)

                   ------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other business or matters as may properly come before the Annual Meeting or any adjournment thereof.



                  (Continued and to be signed on reverse side)

         THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NAMED NOMINEES FOR DIRECTOR AND, IN THE DISCRETION OF THE PROXIES, ANY OTHER BUSINESS.

         The undersigned hereby revokes any proxy or proxies previously given to represent or vote such common stock and Series B preferred stock and hereby ratifies and confirms all actions that said Proxies, their substitutes, or any of them, may lawfully take in accordance with the terms hereof.

                           Dated:                                 1999
                                 ------------------------------,

                           --------------------------------------------

                           --------------------------------------------

                           --------------------------------------------
                                   Signature(s) of Stockholder(s)


                           Please sign exactly as your name or names appear hereon. For joint accounts, each owner should sign. When signing as attorney, executor, administrator, guardian, trustee, or in some other representative capacity, or as officer of a corporation, please indicate your capacity or title.



              PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN
                          IT IN THE ENCLOSED ENVELOPE.